UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2019

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

748 T-7 Road, Gillette, Wyoming	82718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Replacement Executive Retention Program

On January 23, 2019, the compensation committee of the Board of Directors (the “Board”) of Cloud Peak Energy Inc., a Delaware corporation (the “Company”), approved a form of retention agreement (the “Retention Agreement”) to serve as a retention program for certain senior level employees (the “Executive Retention Program”). The Board approved the Executive Retention Program in recognition of the demonstrated work and commitment of the Company’s senior level employees and the significant benefits to the Company of retaining such senior level employees to continue assisting the Company through its exploration of strategic and restructuring alternatives.

On January 29, 2019, the Company entered into the Retention Agreement with certain senior level employees, including all members of the Company’s executive management team (the “Executives”): (i) Mr. Colin Marshall, President and Chief Executive Officer; (ii) Mr. Heath Hill, Executive Vice President and Chief Financial Officer; (iii) Mr. Bruce Jones, Executive Vice President and Chief Operating Officer; (iv) Mr. Bryan Pechersky, Executive Vice President, General Counsel and Corporate Secretary; (v) Ms. Amy Clemetson, Senior Vice President, Human Resources; and (vi) Mr. Todd Myers, Senior Vice President, Marketing and Business Development.

The Retention Agreement entered into with each of the Executives under the Executive Retention Program supersedes and replaces in its entirety the prior retention agreement entered into with each Executive in November 2018.

Each Retention Agreement provides for a lump sum cash payment of a one-time retention bonus to the Executive as soon as practicable following the Executive’s execution of the Retention Agreement, in the following amounts: 150% of current annualized base salary for Mr. Marshall; 115% of current annualized base salary for each of Messrs. Jones, Hill and Pechersky; and 100% of current annualized base salary for each of Ms. Clemetson and Mr. Myers. If an Executive’s employment is terminated by the Company for “cause” or the Executive resigns without “good reason” (each term as defined in the Retention Agreement), in either case, before specified future events set forth in the Retention Agreement, the Executive will be required to repay to the Company an amount equal to the retention bonus less any amounts withheld by the Company for income and employment taxes.

Each Retention Agreement includes a general release of claims in favor of the Company and its affiliates as a condition to payment of the retention bonus and a requirement that the Executive comply with certain restrictive covenants.

The foregoing description of the Retention Agreement does not purport to be complete and is qualified in its entirety by reference to the full terms and conditions of the Retention Agreement, which is filed with this Form 8-K as Exhibit 10.1 and is incorporated in this Item 5.02 by reference.

Item 7.01                   Regulation FD Disclosure.

On January 29, 2019, the Company issued a press release providing an update to the previously-announced review of strategic alternatives, announcing the retention of Centerview Partners LLC as its investment banker, Vinson & Elkins LLP as its legal advisor, and FTI Consulting, Inc. as its financial advisor to assist the Company in its review of capital structure and restructuring alternatives. The full text of the press release is furnished with this Report as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other filings by the Company.

Cautionary Note Regarding Forward Looking Statements

This Report on Form 8-K, including Item 7.01, contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding the company, industry, economic conditions, government regulations and energy policies and other factors. Forward-looking statements may include, for example, statements regarding the Board of Directors’ strategic evaluation process, the Company’s operational and financial priorities, the Company’s responses to the structural changes in the U.S. coal industry, the Company’s efforts to position the Company for future growth opportunities, and other statements regarding the Company’s plans, strategies, prospects and expectations concerning the Company’s business, operating results, financial condition, liquidity and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the potential timing, benefits and outcome of the Board of Directors’ strategic evaluation process and risks and uncertainties associated with any potential strategic transaction, including any potential restructuring, and risks and uncertainties regarding our liquidity.  Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports and registration statements the Company files with the Securities and Exchange Commission, including those in Item 1A - Risk Factors in the Company’s most recent Form 10-K and any updates thereto in the Company’s Forms 10-Q and current reports on Form 8-K.  Additional factors, events, or uncertainties that may emerge from time to time, or those that the Company currently deems to be immaterial, could cause the Company’s actual results to differ, and it is not possible for the Company to predict all of them.  The Company makes forward-looking statements based on currently available information, and the Company assumes no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this Report, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01                   Financial Statements and Exhibits

(d)         Exhibits. The following exhibit is being furnished herewith.

Exhibit Number	Description
10.1	Form of Retention Agreement
99.1	Furnished Press Release of Cloud Peak Energy Inc., dated January 29, 2019, Announcing Update on Strategic Alternatives Review

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2019

CLOUD PEAK ENERGY INC.

	By:	/s/ Bryan J. Pechersky
		Name:	Bryan J. Pechersky
		Title:	Executive Vice President, General Counsel and Corporate Secretary